                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


            Date of Report:                     September 29, 1994
            Date of earliest event reported:    September 29, 1994


                          LINCOLN NATIONAL CORPORATION
                          ----------------------------
             (exact name of registrant as specified in its charter)


        Indiana                       1-6028                    35-1140070
        -------                       ------                    ----------
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                            Identification No.


     200 East Berry Street, Fort Wayne, Indiana             46802-2706
     ------------------------------------------             ----------
     (Address of principal executive offices)               (Zip Code)


                                  219-455-2000
                                  ------------
                        (Registrant's telephone number)

ITEM 5.  OTHER EVENTS

     This form of Debenture (Schedule I) and Underwriting Agreement (Schedule
II) are being filed in connection with the Company's Registration Statement on Form S-3, File No. 33-55379, and its proposed issuance of $200 million principal amount of 9-1/8% Debentures due October 1, 2024.

                                  SIGNATURE PAGE


                          LINCOLN NATIONAL CORPORATION



               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                    Lincoln National Corporation

                                    By:  RICHARD C. VAUGHAN
                                         -------------------------
                                         Richard C. Vaughan
                                         Senior Vice President and
                                         Chief Financial Officer

                                    By:  DONALD L. VAN WYNGARDEN
                                         -------------------------
                                         Donald L. Van Wyngarden
                                         Second Vice President and
                                         Controller



Date: September 29, 1994

                                                                    SCHEDULE I


                          LINCOLN NATIONAL CORPORATION

                     9 1/8% Debenture due October 1, 2024


[Registered]                                               CUSIP

No. R-                                                     U.S.$

          Unless this Debenture is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined below) or its agent for registration of transfer, exchange, or payment, and any Debenture issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

     Lincoln National Corporation, a corporation organized and existing under the laws of the State of Indiana (hereinafter called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to Cede & Co. or registered assigns, the principal sum of ______________________________ Dollars ($________________)
on October 1, 2024 and to pay interest thereon from October 1, 1994 or from the most recent interest payment date to which interest has been paid or duly provided for, semi-annually on April 1 and October 1, in each year, commencing on April 1, 1995, at the rate of 9 1/8% per annum until the principal hereof is paid or such payment is duly provided for. The interest so payable and punctually paid or duly provided for on any interest payment date will be paid to the person in whose name this Debenture (or one or more predecessor Debentures) is registered at the close of business on the next preceding March 15 and September 15, respectively, (each respectively a "Record Date"), subject to certain exceptions as provided in the Indenture. Payment of the principal of, premium, if any, and interest on, this Debenture will be made at the designated office or agency of the Company maintained for such purpose in The City of New York, New York in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debt or, at the option of the Company, interest so payable may be paid by check to the order of said Holder mailed to his address appearing on the Security Register. Any interest not so punctually paid or duly provided for shall be payable as provided in the Indenture. Interest on this Debenture will be computed on the basis of a 360-day year of twelve 30-day months.

          Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Debenture shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, Lincoln National Corporation has caused this instrument to be duly executed under its corporate seal.

                                    LINCOLN NATIONAL CORPORATION
                                    By______________________________
                                    Title:

[Corporate Seal]
Attest:

________________________
Secretary

Dated:

                    Trustee's Certificate of Authentication

          This is one of the Securities of the series designated herein and referred to in the within-mentioned Indenture.

                                    THE BANK OF NEW YORK, as
                                    Trustee

                                    By______________________________
                                         Authorized Signatory


                            [Reverse of Debenture]

     This Debenture is one of a duly authorized issue of Securities of the Company of a series hereinafter specified, all issued and to be issued under an Indenture dated as of September 15, 1994 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holder of the Securities and the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities may be issued in one or more series, the terms of which different series may vary as provided in the Indenture. This

Debenture is one of a series of the Securities of the Company designated as its 9 1/8% Debentures due October 1, 2024 (herein called the "Debentures"), limited in aggregate principal amount to $200,000,000, except as otherwise provided in the Indenture.

     The Company may not redeem any Debentures prior to October 1, 2004. The Debentures may be redeemed, as a whole or in part, at the election of the Company at any time on or after October 1, 2004, at the following redemption prices (expressed as percentages of the principal amount) during the 12-month period beginning October 1 of the years indicated,

                                               REDEMPTION
                                               ----------
               YEAR                              PRICE
               ----                              -----

               2004.....................        104.3325%
               2005.....................        103.8992%
               2006.....................        103.4660%
               2007.....................        103.0327%
               2008.....................        102.5995%
               2009.....................        102.1662%
               2010.....................        101.7330%
               2011.....................        101.2997%
               2012.....................        100.8665%
               2013.....................        100.4332%

and thereafter at a redemption price equal to 100% of the principal amount, together in each case, with accrued interest on the principal amount (except if the date of redemption is a scheduled payment date) to the date of redemption. Partial redemption must be in an amount not less than $1,000,000 aggregate principal amount of the Debentures.

          Notice of redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Debentures to be redeemed at his registered address. Debentures in denominations larger than the smallest authorized denomination may be redeemed in part. On and after the redemption date, interest ceases to accrue on the Debentures or portions of them called for redemption.

          The Debentures are not entitled to any sinking fund. If an Event of Default shall occur with respect to the Debentures, the principal of the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture contains provisions for defeasance at any time of the Debentures, upon which the Company, at its option, shall be deemed to have been Discharged from its obligations with respect to the Debentures or shall cease to be under any obligation to comply with certain restrictive covenants of the Indenture.

          Subject to certain exceptions, the Indenture or the Debentures may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the Outstanding Securities affected by such amendment or supplement voting as one class. Without the consent of any Holder, the Company and the Trustee may amend or supplement the Indenture or the Debentures to, among other things, cure any ambiguity, defect or inconsistency. Subject to certain exceptions, any past default or Event of Default may be waived by the Holders of at least a majority in principal amount of the Outstanding Securities of any series affected on behalf of the Holders of the Securities of that series or the Holders of at least a majority in principal amount of all the Outstanding Securities voting as one class. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent or waiver is made upon this Debenture or upon any Debenture issued upon the transfer hereof or in exchange herefor or in lieu hereof.

          No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on, this Debenture at the times, place, and rate, and in the coin or currency, herein prescribed.

          As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is transferable on the Security Register of the Company, upon surrender of this Debenture for transfer at the office or agency of the Company in The City of New York, New York, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Debentures, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees. The Registrar need not register the transfer of any Debenture selected for redemption or register the transfer of any Debenture for a period of 15 days before a selection of Debentures to be redeemed.

          The Debentures are issuable in registered form without coupons in denominations of $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, this Debenture is exchangeable for a like aggregate principal amount of Debentures of different authorized denominations as requested by the Holder surrendering the same. The Registrar need not exchange any Debenture selected for redemption or exchange any Debenture for a period of 15 days before selection of Debentures to be redeemed.

          No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes whether or not this Debenture be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          No recourse shall be had for the payment of the principal of, premium, if any, or the interest on, this Debenture or for any claim based hereon or otherwise in any manner in respect hereof, or in respect of the Indenture, against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any predecessor or successor corporation, whether by virtue of any constitutional provision or statute or rule of law, or by the enforcement of any assessment or penalty or in any other manner, all such liability being expressly waived and released by the acceptance hereof and as part of the consideration for the issue hereof.

          All capitalized terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                                                     Schedule II

                          LINCOLN NATIONAL CORPORATION

                             Underwriting Agreement

                        Debt Securities, Preferred Stock
                                and Common Stock



                                                              September 29, 1994



Ladies and Gentlemen:

     From time to time, Lincoln National Corporation, an Indiana corporation (the "Company"), proposes to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex I hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein, to issue and sell to the firms named in
Schedule I to the applicable Pricing Agreement (the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) the principal amount of its securities or aggregate number of shares identified in Schedule I to the applicable Pricing Agreement (the "Securities").

     The terms and rights of any particular issuance of Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to the Indenture or Articles of Incorporation of the Company (including the Articles of Amendment), as applicable (the "Securities Agreement") and identified in such Pricing Agreement.

     Particular sales of Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to Underwriters who act without any firm being designated as their representative. This Underwriting Agreement shall not be construed as an obligation of the Company to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Securities specified therein. Each Pricing Agreement shall specify the aggregate principal amount of such Securities or the total number of shares, as the case may be, the initial public offering price of such Securities, the purchase price to the Underwriters of such Securities, the names of the Underwriters of such Securities, the names of the Representatives of such Underwriter and the principal amount or number of shares of such Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Securities and payment therefor. The Pricing Agreement shall also specify (to the extent not set forth in the Securities Agreement and the registration statement and prospectus with respect thereto) the terms of such Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

     1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter that:

         (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in Schedule II to the applicable Pricing Agreement), which has become effective, for the registration under the Act of the Securities. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(x) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424 under the Act a supplement or supplements to the form of prospectus included in such registration statement relating to the Securities and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus"; and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 is hereinafter called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms " amend, " " amendment " or " supplement " with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any

Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference.

         (b) As of the date hereof, when the Final Prospectus is first filed or transmitted for filing pursuant to Rule 424 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date, (i) the Registration Statement, as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, and, in the case of Securities issued pursuant to an Indenture, the Indenture will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Exchange Act and the respective rules thereunder and (ii) neither the Registration Statement, as amended as of any such time, nor the Final Prospectus, as amended or supplemented as of such time, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the Company makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee (the "Form T- 1") or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information relating to such Underwriter or the underwriting arrangements furnished in writing to the Company by any Underwriter specifically for use in the Registration Statement and the Final Prospectus. As of the date hereof, there is no order preventing or suspending the use of any Preliminary Final Prospectus.

         (c) Each document incorporated by reference in the Registration Statement and the Final Prospectus will comply in all material respects, as amended at the time the Registration Statement becomes effective, with the Exchange Act.

         (d) The financial statements of the Company and its consolidated subsidiaries included in the Registration Statement fairly present the financial condition and results of operations of the Company and its consolidated subsidiaries as of the dates indicated and the results of operations and changes in financial position for the periods therein specified; neither the Company nor any of its consolidated subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Final Prospectus or Final Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or govenmental action, order or decree, otherwise than as set forth or contemplated in the Preliminary Final Prospectus or Final Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Basic Prospectus, there has not been any material change in the capital stock (other than issuances of common stock upon the exercise of outstanding employee stock options or pursuant to existing employee compensation plans) or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in the condition (financial or other), earnings, business or properties of the Company and its consolidated subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth or contemplated in the Preliminary Final Prospectus or Final Prospectus.

         (e) The Company has been duly incorporated and is validly existing as a corporation under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own, lease and operate its properties and to conduct its business as described in the Basic Prospectus and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be qualified in any such jurisdiction; and each subsidiary of the Company organized under the laws of the United States representing 5% or more of the consolidated earnings before income taxes and extraordinary items or consolidated total assets of the Company (a "Significant Subsidiary") has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation except where the failure to be so qualified would not have a material adverse effect on the Company and the subsidiaries taken as a whole.

         (f) The Company has an authorized capitalization as set forth in the Final Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable.

         (g) The Securities have been duly authorized, and, when the Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Securities, such Securities will have been duly executed, authenticated, issued and delivered (and, in the case of Securities representing capital stock of the Company, will be fully paid and nonassessable) and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the applicable Securities Agreement, which will be substantially in the form filed as an exhibit to the Registration Statement; such Securities Agreement has been duly authorized and, in the case of Securities issued pursuant to an Indenture, such Indenture has been duly qualified under the Trust Indenture Act and, at the Closing Date (as hereinafter defined) for any Securities, the applicable Securities Agreement will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium and other similar laws relating to or affecting creditors' rights generally and to general principles of equity; and the applicable Securities Agreement and, upon issuance, the Securities will conform to the descriptions thereof contained in the Final Prospectus with respect to such Securities.

         (h) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the applicable Securities Agreement, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of the property or assets of the Company or any subsidiary is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position of the Company and its subsidiaries or the consummation by the Company of the transactions contemplated by this Agreement, the applicable Secuities Agreement and any Delayed Delivery Contracts nor will such action result in any violation of the provisions of the articles of incorporation or bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any subsidiary or any of its respective properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by this Agreement, the applicable Pricing Agreement or the applicable Securities Agreement, except such as have been, or will have been prior to the time of delivery, obtained under the Act and in the case of Securities to be issued under an Indenture, the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters.

         (i) Other than as set forth in the Final Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would individually or in the aggregate be reasonably likely to have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

         (j) The Company and its subsidiaries own or possess, or can acquire on reasonable terms, all material trademarks, service marks and trade names necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any trademarks, service marks or trade names that singly or in the aggregate, would be reasonably likely to materially adversely affect the conduct of the business, operations, financial condition or income of the Company and its subsidiaries considered as a whole.

         (k) To the best of the Company's knowledge and belief, the Company has complied in all material respects with, and the conduct of its business and the conduct of business by its subsidiaries does not violate in any material respect any, statute, law, regulation, rule, order or directive of any federal, state or local governmental authority applicable to the Company and its subsidiaries.

     2. Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule II to the applicable Pricing Agreement the principal amount or number of shares of the Securities set forth opposite such Underwriter's name in Schedule I to the applicable Pricing Agreement, except that, if Schedule II to the applicable Pricing Agreement provides for the sale of Securities pursuant to delayed delivery the respective principal amounts of Securities to be purchased by the Underwriters shall be as set forth in Schedule I to the applicable Pricing Agreement less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."

          If so provided in Schedule II to the applicable Pricing Agreement the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Annex II hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Underwriters, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule II to the applicable Pricing Agreement of the principal amount of the Securities for which Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions that are not prohibited from purchasing the Securities. The Company will enter into Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule II to the applicable Pricing Agreement and the aggregate principal amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule II to the applicable Pricing Agreement. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule I to the applicable Pricing Agreement shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule I to the applicable Pricing Agreement, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule I to the applicable Pricing Agreement less the aggregate principal amount of Contract Securities.

     3. Delivery and Payment. Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in definitive form to the extent practicable, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter at the office, on the date and at the time specified in the applicable Pricing Agreement (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Underwriters for the respective accounts of the several Underwriters against payment by the several Representatives of the purchase price thereof by certified or official bank check or checks payable in New York Clearing House (next day) funds or as otherwise set forth in the applicable Pricing Agreement.

          The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Underwriters in New York, New York, not later than 1:00 P.M. on the business day prior to the Closing Date.

     4.  Agreements.  The Company agrees with the several Underwriters that:

         (a) Prior to the termination of the offering of the Securities, the Company will not file any amendment to the Registration Statement or supplement (including the Final Prospectus) to the Basic Prospectus and will not provide additional information to the Commission unless the Company has furnished you a copy for your review and provided you with a reasonable opportunity to comment on such proposed amendment, supplement or information prior to filing or submitting the same and will not file any such proposed amendment or supplement and will not submit such additional information to which you reasonably object. The Company will promptly advise the Underwriters and will promptly confirm such advice in writing (i) when the Final Prospectus shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424, (ii) when any amendment to the Registration Statement relating to the Securities shall have been filed or become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for such purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) If, at any time when a prospectus relating to Securities is required to be delivered under the Act, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if for any other reason it shall be necessary during the same period to amend or supplement the Final Prospectus or to file under the Exchange Act any document incorporated by reference in the Final Prospectus in order to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

         (c) As soon as practicable but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), the Company will make generally available to its securityholders and to the Underwriters a consolidated earnings statement or statements of the Company and its subsidiaries (which need not be audited) which will satisfy the provisions of Section 11(a) of the Act and the rules and regulations thereunder (including at the option of the Company Rule 158 under the Act).

         (d) The Company will furnish to the Underwriters and counsel for the Underwriters, without charge, one signed copy of the Registration Statement (including exhibits thereto) and such number of conformed copies of the Registration Statement and of each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Underwriters may reasonably request.

         (e) The Company will promptly from time to time arrange for the qualification of the Securities for sale under the laws of such jurisdictions as the Representatives may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the Securities, and will arrange for the determination of the legality of the Securities for purchase by institutional investors; provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to execute a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

         (f) Until the business day following the Closing Date, the Company will not, without the consent of the Underwriters, offer, sell or contract to sell, or announce the offering of, any debt securities covered by the Registration Statement or any other registration statement filed under the Act.

         (g) The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities under the Act in connection with the preparation, printing and filing of the Registration Statement, Basic Prospectus, Preliminary Final Prospectus and the Final Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Securities Agreement, any Blue Sky Survey, any Legal Investment Memoranda and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities and Blue Sky laws as provided in Section 4(e) hereof, including any reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the cost of preparing the Securities; (vi) the fees and expenses of any Trustee, Paying Agent, or Transfer Agent and counsel for any such Trustee, Paying Agent or Transfer Agent in connection with a Securities Agreement and the Securities issued pursuant to any Securities Agreement; and (vii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 6 and Section 7 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         (h) The Company will prepare the Final Prospectus as amended and supplemented in relation to the applicable Securities in a form approved by the Representatives and will file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Securities or, if applicable, such other time as may be required by Rule 424(b) and file promptly and simultaneously provide each Underwriter with a copy of all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities.

         (i) During a period of five years from the effective date of the Registration Statement, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to each Underwriter (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities or any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representatives may from time to time reasonably request (provided such financial statements and reports are otherwise furnished to its stockholders generally or to the Commission).

     5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities under the Pricing Agreement relating to such Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date with respect to such Securities (including the filing of any document incorporated by reference therein) and as of the Closing Date with respect to such Securities, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:


         (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; all requests by the Commission for additional information shall have been responded to the satisfaction of the Representatives; and the Final Prospectus with respect to such Securities shall have been filed or transmitted for filing with the Commission pursuant to Rule 424(b) not later than the Commission's close of business on the second day following the execution and delivery of the Pricing Agreement relating to the applicable Securities or, if applicable, such other time as may be required by Rule 424(b).

         (b) Subsequent to the execution and delivery of this Agreement or a related Pricing Agreement and prior to the Closing Date, there shall not have occurred any downgrading, nor shall notice have been given of any intended or potential downgrading or other review in the rating accorded any securities of, or guaranteed by, the Company by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Act.

         (c) The Company shall have furnished to the Underwriters the opinion of Jack D. Hunter, Esq. or the then General Counsel of the Company, dated the Closing Date, to the effect that:

               (i) The Company and each Significant Subsidiary of the Company has been duly incorporated and is a duly existing corporation under the laws of its respective state of incorporation, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus; and neither the Company nor any such subsidiary is required to be qualified to do business as a foreign corporation in any other jurisdiction in which failure to so qualify would have a material adverse effect on the business of the Company;

               (ii) The applicable Securities Agreement has been duly authorized, executed and delivered, and, in the case of the Articles of Amendment, if applicable, has been filed with the Secretary of State of the State of Indiana and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect);

               (iii) The Securities have been duly authorized; the Underwriters' Securities have been duly executed, authenticated, issued and delivered; the Underwriters' Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the applicable Securities Agreement and sold pursuant to any Delayed Delivery Contracts, will constitute, valid and legally binding obligations of the Company entitled to the benefits and security provided by the applicable Securities Agreement; and the Underwriters' Securities conform, and the Contract Securities, when so issued and delivered and sold, will conform, to the description thereof contained in the Final Prospectus;

               (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement or any Delayed Delivery Contract in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws;

               (v) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the applicable Securities Agreement, this Agreement, the applicable Pricing Agreement and any Delayed Delivery Contracts, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which, to the knowledge of such counsel, the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the property or assets of the Company or any such subsidiary is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position of the Company and its subsidiaries or the consummation by the Company of the transactions contemplated by this Agreement, the applicable Secuities Agreement and any Delayed Delivery Contracts, nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any such subsidiary or any of its respective properties;

               (vi) The descriptions in the Registration Statement and Final Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; no legal or governmental proceedings are required to be described in the Final Prospectus which are not described as required or of any contracts or documents of a character required to be described in the Registration Statement or Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Final Prospectus;

               (vii) This Agreement, the Pricing Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company; and

               (viii) Such counsel has no reason to believe that any of the Registration Statement, the Final Prospectus and any amendment or supplement, as of the respective effective date or issue dates contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that the Final Prospectus, as amended or supplemented as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading; provided, that such counsel need render no opinion as to that portion of the Registration Statement which shall constitute the Form T-1.

               Solely for purposes of rendering the opinion referred to in (ii) above, Jack D. Hunter, Esq. or the then General Counsel of the Company may rely, as to matters of New York law, on the opinion of Sullivan & Cromwell referred to below.

          (d) The Underwriters shall have received an opinion, dated such Closing Date, of Gardner, Carton & Douglas, counsel for the Company, to the effect that:

               (i) The Company has been duly incorporated and is a duly existing corporation under the laws of the State of Indiana, with corporate power and authority to own its properties and conduct its business as described in the Final Prospectus; and the Company is not required to be qualified to do business as a foreign corporation in any other jurisdiction in which the failure to so qualify would have a material adverse effect on the condition (financial or otherwise) of the Company;

               (ii) The applicable Securities Agreement has been duly authorized, executed and delivered, and, in the case of an Articles of Amendment, if applicable, has been filed with the Secretary of State for the State of Indiana and constitutes a legal, valid and binding instrument enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium or other laws affecting creditors' rights generally from time to time in effect) and the Indenture has been duly qualified under the Trust Indenture Act;

               (iii) The Securities have been duly authorized; the Underwriters' Securities have been duly executed, authenticated, issued and delivered; the Underwriters' Securities constitute, and any Contract Securities, when executed, authenticated, issued and delivered in the manner provided in the applicable Securities Agreement and sold pursuant to any Delayed Delivery Contracts, will constitute, valid and legally binding obligations of the Company entitled to the benefits and security provided by the applicable Securities Agreement; and the Underwriters' Securities conform, and the Contract Securities, when so issued and delivered and sold, will conform, to the description thereof contained in the Final Prospectus;

               (iv) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement, the Pricing Agreement, the Securities Agreement or any Delayed Delivery Contract in connection with the issuance or sale of the Securities by the Company, except such as have been obtained and made under the Act and the Trust Indenture Act and such as may be required under state securities laws;

               (v) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the applicable Securities Agreement, this Agreement, the applicable Pricing Agreement and any Delayed Delivery Contracts, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which, to the knowledge of such counsel, the Company or any Significant Subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the property or assets of the Company or any such subsidiary is subject, except for such conflicts, breaches, violations or defaults as would not, individually or in the aggregate, have a material adverse effect on the consolidated financial position of the Company and its subsidiaries or the consummation by the Company of the transactions contemplated by this Agreement, the applicable Secuities Agreement and any Delayed Delivery Contracts, nor will such action result in any violation of the provisions of the articles of incorporation or by-laws of the Company or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company, any such subsidiary or any of its respective properties;

               (vi) (a) The Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel after due inquiry, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and the Registration Statement and the Final Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the respective rules thereunder and each document incorporated by reference in the Registration Statement and the Final Prospectus as amended as of the effective date of the Registration Statement and the date of any amendment or supplement thereto, complied as to form in all material respects with the Exchange Act; (b) such counsel have no reason to believe that either the Registration Statement or the Final Prospectus, or any such amendment or supplement, as of such respective dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Final Prospectus as amended or supplemented as of the Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that such counsel need render no opinion under this clause (b) as to that portion of the Registration Statement which shall constitute the Form T-1; and (c) after due inquiry, such counsel do not know of any legal or governmental proceedings required to be described in the Final Prospectus which are not described as required in the Registration Statement or Final Prospectus or to be filed as exhibits to the Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statement or the Final Prospectus;

               (vii) This Agreement, the Pricing Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

               (viii) The securities issuable on conversion or exchange of the Securities, if any, have been duly authorized and reserved for issuance upon conversion or exchange of the Securities and, when issued upon such conversion or exchange in accordance with the terms of the applicable Securities Agreement, will have been validly issued and will be fully paid and nonassessable, and the issuance of such securities is not subject to any preemptive or similar rights;

               (ix) The statements in the Final Prospectus under "Description of Debt Securities" and "Description of Preferred Stock and Common Stock", insofar as such statements constitute a summary of documents referred to therein, fairly present the information called for with respect to such documents;

               (x) If such Securities are intended to be listed, the Securities and the Securities issuable on conversion or exchange of Securities, if any, shall have been approved for listing on the intended exchange or market, subject to official notice of issuance.

               In rendering such opinion, Gardner, Carton & Douglas may rely, as to the incorporation of the Company and all other matters of Indiana law, on the opinion of Jack D. Hunter, Esq. referred to above. Solely for purposes of rendering the opinion referred to in (ii) above, Gardner, Carton & Douglas may rely, as to matters of New York law, on the opinion of Sullivan & Cromwell referred to below.

          (e) The Underwriters shall have received from Sullivan & Cromwell, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Securities Agreement, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (f) The Company shall have furnished to the Underwriters a certificate of the Company, signed by the Chairman of the Board, the President or an Executive Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that to the best of their knowledge after reasonable investigation:

               (i) The representations and warranties of the Company in this Agreement are true and correct on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

               (iii) Since the date of the latest audited financial statements included or incorporated by reference in the Preliminary Final Prospectus or Final Prospectus, neither the Company nor any of its consolidated subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or govenmental action, order or decree, and there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its consolidated subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

          (g) At the Closing Date, Ernst & Young LLP shall have furnished to the Underwriters a letter or letters (which may refer to letters previously delivered to one or more of the Underwriters), dated as of the Closing Date, in form and substance satisfactory to the Underwriters, confirming that they are independent public accountants with respect to the Company and the Company's subsidiaries within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and stating in effect that:

               (i) In their opinion the audited financial statements and financial schedules included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

               (ii) They have made a review of the unaudited interim financial statements included in the Registration Statement in accordance with standards established by the American Institute of Certified Public Accountants;

               (iii) On the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

                    (A) Any unaudited financial statements of the Company included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company in the Registration Statement and the Final Prospectus;

                    (B) The amounts included in any unaudited 'capsule' information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements of the Company for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements of the Company included or incorporated in the Registration Statement and the Final Prospectus;

                    (C) At the date of the latest available balance sheet read by such accountants, and at a subsequent specified date not more than five days prior to the date of this Agreement, there was any decrease in the total capital and surplus of the Company and its subsidiaries consolidated, any change in the Common Stock or Preferred Stock or any increase in total short-term or long-term debt of the Company and its subsidiaries consolidated or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated total assets, as compared with amounts shown on the latest balance sheet included in the Final Prospectus; or

                    (D) For the period from the closing date of the latest income statement included in the Final Prospectus to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year and with the period of corresponding length ended the date of the latest income statement included in the Final Prospectus, in consolidated revenues, earnings before cumulative effect of accounting changes, the total or per share amounts of consolidated net income or in such other items as the Representatives may reasonably request;

               except in all cases set forth in clauses (C) and (D) above for changes or decreases which the Final Prospectus discloses have occurred or may occur or which are described in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Underwriters; and

               (iv) They have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statement and the Final Prospectus (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company's accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, excluding any questions of legal interpretation.

          References to the Registration Statement and the Final Prospectus in this paragraph (g) are to such documents as amended and supplemented at the date of the letter.

          In addition, at the time a Pricing Agreement is executed, Ernst & Young LLP shall have furnished to the Underwriters a letter or letters, dated the date of such Pricing Agreement, in form and substance satisfactory to the Underwriters, to the effect set forth above.

Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any material change or decrease in those items specified in the letter or letters referred to in paragraph (g) of this Section 5 or (ii) any change, or any development involving a prospective material adverse change, in or affecting the condition (financial or other), earnings, business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Underwriters, to make it impractical or inadvisable to proceed with the offering or the delivery of the Securities as contemplated by the Registration Statement and the Final Prospectus.

          (h) Prior to the Closing Date, the Company shall have furnished to the Underwriters such further information, certificates and documents as the Underwriters may reasonably request.

          (i) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

          If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Underwriters and its counsel, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Underwriters. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

     6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

     7.  Indemnification and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Underwriter or the underwriting arrangements furnished to the Company by such Underwriter specifically for use in the Basic Prospectus, any Preliminary Prospectus and the Final Prospectus, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act, if such Underwriter failed to make efforts generally consistent with the then prevailing industry practice to effect such delivery and the Company had previously furnished copies thereof to such Underwriter and the loss, claim, damage or liability of such Underwriter results from the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus which was corrected in the Final Prospectus. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter or the underwriting arrangements furnished to the Company by such Underwriter specifically for use in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have.

         (c) Promptly after receipt by an indemnified party under Section 7(a) or Section 7(b) of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under Section 7(a) or Section 7(b), notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under Section 7(a) or Section 7(b). In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so as to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 7 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Underwriters in the case of paragraph (a) of this Section 7, representing the indemnified parties under such paragraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) If the indemnification provided for in this Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters of the Securities on the other from the offering of the Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters of the Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or action in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection
(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters for Securities in this subsection (d) to contribute are several in proportion to their respective obligations with respect to such Securities and not joint.

     8. Default by an Underwriter. (a) If any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase under the Pricing Agreement relating to such Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Securities, the Representativees or the Company shall have the right to postpone the Closing Date for such Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section 8 with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Securities.

     (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection
(b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Underwriters, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's Common Stock shall have been suspended or materially limited by the Commission or the New York Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or
(iii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets in the United States or any calamity or crisis that, in the judgment of the Underwriters, makes it impracticable or inadvisable to market the Securities in the manner contemplated.


     10. Representations and Indemnities to Survive. The respective agreement, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.


     11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Underwriters, will be mailed, delivered, telecopied or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered, telecopied or telegraphed to and confirmed with it at Lincoln National Corporation, 200 East Berry Street, Fort Wayne, Indiana 46802, telecopy number (219) 455-1785, attention of the Legal Department.

     12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

     13. APPLICABLE LAW. THIS AGREEMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.



                                    Very truly yours,

                                    Lincoln National Corporation



                                    By: RICHARD C. VAUGHAN
                                        -------------------------
                                        Richard C. Vaughan
                                        Senior Vice President and
                                        Chief Financial Officer

                                                                        ANNEX I
                                                                        -------



                               Pricing Agreement
                               -----------------

                                                                  ________, 1994



Ladies and Gentlemen:

     Lincoln National Corporation, an Indiana corporation (the "Company"), proposes, subject to the terms and conditions stated herein (this "Agreement") and in the Underwriting Agreement, dated September ____, 1994 (the "Underwriting Agreement") executed by the Company, to issue and sell to the Underwriters named in Schedule I hereto (the '"Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Agreement, except that each representation and warranty which refers to the Final Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Final Prospectus (as therein defined), and also a representation and warranty as of the date of this Agreement in relation to the Final Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein as therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to the Underwriting Agreement and the address of the Representatives are set forth at the end of Schedule II hereto.

     An amendment to the Registration Statement, or a supplement to the Basic Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

     Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount or the number of shares, as the case may be, of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

     If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers hereof.


                              Very truly yours,

                              LINCOLN NATIONAL CORPORATION



                              By:________________________________


Accepted as of the date hereof:



By:___________________________

                                   SCHEDULE I


                                    Principal Amount
                                  or Number of Shares
                                    of Securities to
Underwriters                          Be Purchased
- ------------                        ----------------


                                     $


                  Total............. $

                                  SCHEDULE II


Underwriting Agreement dated September ___, 1994

Registration Statement No. _____________

Underwriters:

Title, Purchase Price and Description of Securities:

     Title:

     Aggregate principal amount:

     Number of Shares:

     Price to the public:

     Purchase price (include accrued interest or amortization, if any):

     Sinking fund provisions:

     Redemption provisions:

     Other provisions:

     Maturity:

     Interest Rate:

     Interest Payment Dates:

Closing Date, Time and Location:

Delayed Delivery Arrangements:

Modification of items to be covered by the letter from Ernst & Young LLP delivered pursuant to Section 5(g) at the time this Agreement is executed:

Addresses of Underwriters for purposes of this Agreement:

                                                                        ANNEX II
                                                                        --------



                           Delayed Delivery Contract


                             ___________ ___. _____



Ladies and Gentlemen:

          The undersigned hereby agrees to purchase from Lincoln National Corporation (the "Company"), and the Company agrees to sell to the undersigned, on _________ ___, 19__ (the "Delivery Date"), $ _________ principal amount [____________ shares] of the Company's ____________ (the "Securities") offered by the Company's Prospectus dated _________ ___, 19__, related Prospectus Supplement dated _________ ___, 19__, receipt of a copy of which is hereby acknowledged, at a purchase price of _____% of the principal amount thereof, plus [accrued interest] [amortization of original issue discount], if any, thereon from _________ ___, 19__, to the date of payment and delivery, $_____________ per share and on the further terms and conditions set forth in this contract.

          Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount of Securities to be purchased by the undersigned on the Delivery Date.

          The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount of the Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the

Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

          The undersigned represents and warrants that, as of the date of this contract, the undersigned is not prohibited from purchasing the Securities hereby agreed to be purchased by it under the laws of the jurisdiction or jurisdictions to which the undersigned is subject.

          This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

          It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

          This agreement shall be governed by and construed in accordance with the laws of the State of New York.




                                      ________________________________
                                            (Name of Purchaser)


                                      (Signature and Title of Officer)

                                      ________________________________
                                                  Address


Accepted:

LINCOLN NATIONAL CORPORATION


By:__________________________
  (Authorized Signature)

                                      -3-